UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed by Barnwell Industries, Inc. (“BII”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2023, BII and Barnwell of Canada, Limited (“Barnwell Canada” and, collectively with BII, the “Sellers”), a subsidiary of BII, entered into a Stock Purchase Agreement with West Maui Construction Inc. (“West Maui”) whereby West Maui was to acquire from the Sellers all of the shares of capital stock of Water Resources International, Inc. (the “Shares”) owned by the Sellers (the “Purchase Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

Sections 6.3 and 15.1(b) of the Purchase Agreement provided that West Maui could continue to conduct due diligence (the “Due Diligence Review”) during the period from December 12, 2023 (the effective date of the Purchase Agreement) to immediately prior to closing (“Due Diligence Period”). West Maui’s obligations under the Purchase Agreement, including its obligation to purchase the Shares, were contingent, during the Due Diligence Period, upon West Maui being satisfied in its sole discretion with the results of its Due Diligence Review.

On December 27, 2023, the law firm representing West Maui sent, on behalf of West Maui, a notice that West Maui had terminated the Purchase Agreement, pursuant to Sections 6.3 and 15.1(b) of the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the text of the Purchase Agreement, which was previously filed as Exhibit 10.16 to BII’s Annual Report on Form 10-K filed with the SEC on December 18, 2023, which Purchase Agreement is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2024

BARNWELL INDUSTRIES, INC.

	By:	/s/ Russell M. Gifford
		Name:	Russell M. Gifford
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)